Exhibit 10.13

FORWARD PURCHASE AGREEMENT

This Forward Purchase Agreement (this “Agreement”) is entered into as of May 25, 2021 between EG Acquisition Corp., a Delaware corporation (the “Company”) and the purchaser that is a signatory hereto (the “Purchaser”).

WHEREAS, the Company was incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”);

WHEREAS, the Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a draft registration statement on Form S-1 (File No. 333-255046) (the “Registration Statement”) for its initial public offering (“IPO”) of units (the “Public Units”) at a price of $10.00 per Public Unit (the “IPO Unit Price”), each comprised of one share of common stock of the Company, par value $0.0001 per share (the “Common Stock,” and the shares of Common Stock included in the Public Units, the “Public Shares”), and one-third of one redeemable warrant, where each whole redeemable warrant is exercisable to purchase one share of Common Stock at an exercise price of $11.50 per share (the “Warrants,” and the Warrants included in the Public Units, the “Public Warrants”);

WHEREAS, following the closing of the IPO (the “IPO Closing”), the Company will seek to identify and consummate a Business Combination, and the Company may seek to raise funds through an issuance and private placement of equity securities of the Company to be issued in connection with the consummation of such Business Combination; and

WHEREAS, the parties wish to enter into this Agreement, pursuant to which, to the extent that the Company seeks to issue and sell equity securities through a PIPE Transaction (as defined herein) in connection with the Company’s initial Business Combination, the Company shall first irrevocably offer to the Purchaser the opportunity to purchase, on a private placement basis pursuant to this Agreement, Forward Purchase Securities (as defined herein) in an amount equal to no less than (a) the percentage of Public Units purchased by the Purchaser in the IPO out of the total number of Public Units sold in the IPO (excluding any Public Units sold pursuant to the exercise of the underwriters’ over-allotment option) multiplied by (b) the total number of shares of Common Stock sold in the PIPE Transaction (including the Forward Purchase Securities being sold pursuant to this Agreement and any other similar forward purchase agreements) (the “FPA Offering Amount”), in each case on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Commitment.

1.1. Expression of Interest. The Purchaser hereby expresses an interest to purchase up to 9.9% of the Public Units sold in the IPO (excluding units sold pursuant to the underwriters’ over-allotment option) (the “Required Public Units”) at the IPO Unit Price (such amount referred to as the “IPO Participation”).

1.2. Priority. The Company hereby agrees that, if the Purchaser purchases at least 4.95% of the Required Public Units in the IPO, prior to the issuance and sale of any equity securities of the Company pursuant to a PIPE Transaction in connection with its initial Business Combination, the Company shall first irrevocably offer to issue and sell to the Purchaser on a private placement basis pursuant to this Agreement, Forward Purchase Securities (as defined herein) in an amount equal to the FPA Offering Amount. As used herein, “PIPE Transaction” means a private placement of equity securities of the Company in connection with the Company’s initial Business Combination to institutional accredited investors solely in their capacity as such, and not due to the unique status of an investor (or any affiliate thereof) in relation to the Business Combination or in relation to a party thereto other than the Company, such status including but not limited to (a) an existing ownership interest in any party to the Business Combination other than the Company, (b) an intended cornerstone interest in the post-transaction company, as evidenced by governance rights, transfer restrictions, or other terms and conditions (other than registration rights) not generally applicable to the holders of securities of the post-transaction company, (c) an existing or intended material or strategic commercial relationship with the post-transaction company, or (d) the role of such investor (or any affiliate thereof) in the origination of such Business Combination.

1.3. Offer to Sell. If the Company desires to issue and sell equity securities pursuant to a PIPE Transaction in connection with the closing of the Company’s initial Business Combination, then no later than fifteen (15) days prior to entering into any definitive agreement binding the Company to effect (subject to any conditions and qualifications set forth in such agreement) a Business Combination (a “Business Combination Agreement”), the Company shall give written notice to the Purchaser (an “FPA Offering Notice”), which shall state the Company’s bona fide intention to enter into a Business Combination Agreement, and specify all relevant details of the proposed issuance of Forward Purchase Securities, including (a) the FPA Offering Amount, (b) any conditions to the Closing of the sale and purchase of such Forward Purchase Securities not specified herein, and (c) the proposed form of any Subscription Agreement that may be required to be executed by the Purchaser as a condition to such sale and purchase.

1.4. Terms of the Forward Purchase Securities.

1.4.1. As used herein, “Forward Purchase Securities” means Shares of Common Stock (each, a “Forward Purchase Share”) at a price of $10.00 per Forward Purchase Share.

1.4.2. Except as provided in Section 3 below, following the Closing, each Forward Purchase Share shall have the same terms as a Public Share. For the avoidance of doubt, the Forward Purchase Shares do not constitute “Offering Shares” as defined in the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) and, as such, do not have any rights of redemption, rights to conversion into cash, or rights to any liquidating distributions from any funds held in the trust account established by the Company for the benefit of the Company’s public stockholders upon the IPO Closing (the “Trust Account”).

1.5. Confirmation by Purchaser.

1.5.1. Following delivery of an FPA Offering Notice, the Company will provide the Purchaser with applicable materials and information to evaluate whether to elect to purchase Forward Purchase Securities, including the material terms of the proposed Business Combination and any other information reasonably requested by the Purchaser with respect to the proposed Business Combination. All such materials and information will be subject to the terms of a non-disclosure agreement to be entered between the Company and the Purchaser in accordance with applicable law (including Regulation FD under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and the Company’s contractual obligations; provided, that the Company shall have the right to refuse to provide any such materials or information if, in the opinion of the Company, acting reasonably and in good faith having received the advice of counsel, the provision of such materials or information could violate applicable laws or regulations or result in any waiver of legal privilege of the Company; and provided, further, that if the target entity’s equity or debt securities are traded on a securities exchange or over-the-counter market, prior to providing such materials and information, the Company will first provide only the name of the potential target to a legal or compliance person designated by the Purchaser in writing as authorized to receive such information so that the recipient can determine if it has an internal restriction on the receipt of such materials or information.

1.5.2. The right and obligation of the Purchaser to purchase the Forward Purchase Securities at the Closing (defined below) is subject to, among other conditions specified below, the Purchaser delivering to the Company, no later than fifteen (15) days after receipt of an FPA Offering Notice from the Company (or such later date as the Company may specify or agree) written notice (each, a “Confirmation”) setting forth whether it elects, in its sole discretion, to accept such offer, and specifying the amount (the “Specified Amount”) of Forward Purchase Securities that the Purchaser is willing to subscribe for and purchase at the Closing (as defined herein); provided, that the Specified Amount shall not exceed the FPA Offering Amount, without the prior written agreement of the Company.

2. Closing and Closing Conditions.

2.1. Closing of the Sale and Purchase of Securities. The consummation and settlement of the purchase and sale of Forward Purchase Securities hereunder (the “Closing”) shall be held on and effective as of the date and time specified by the Company in the FPA Offering Notice or pursuant to the terms of a Subscription Agreement, as applicable (the “Closing Date”). At the Closing, the Company will issue Forward Purchase Securities to the Purchaser and in the amounts set forth in the applicable Confirmation, registered in the name of the Purchaser, against delivery of the applicable portion of the Purchase Price in cash via wire transfer to an account specified in writing by the Company no later than three (3) business days prior to the Closing (or as otherwise provided in a Subscription Agreement).

2.2. Conditions to the Company’s Closing Obligations. The obligation of the Company to issue and sell the Forward Purchase Securities to the Purchaser at the Closing under this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which, to the extent permitted by applicable law, may be waived by the Company:

2.2.1. Offering Notice and Confirmation. The Company shall have delivered to the Purchaser an FPA Offering Notice, and the Purchaser shall have delivered to the Company, the Confirmation, duly executed by the Purchaser.

2.2.2. Subscription Agreement. To the extent required by the Company, the Purchaser shall have executed and delivered to the Company a subscription agreement in form and substance identical to (a) that executed and delivered by the Purchaser hereunder and (b) that executed and delivered by any other persons concurrently subscribing for equity securities in the Company on a private placement basis, subject to such changes as may be required thereto so as to reflect, and not be inconsistent with, the terms and conditions of this Agreement (a “Subscription Agreement”). Subject to this Section 2.2, the Subscription Agreement between the Company and the Purchaser shall be on terms no less favorable to the Purchaser than those terms offered to any Other PIPE Investor (as defined below) who purchases a number of shares in the PIPE Transaction equal to or less than the number of Forward Purchase Securities purchased by the Purchaser hereunder, and the terms in the Subscription Agreement, when, as and if executed, shall supersede the terms set forth in this Agreement.

2.2.3. Business Combination Closing. The Business Combination shall be consummated substantially concurrently with the purchase of the Forward Purchase Securities.

2.2.4. Representations and Warranties Correct. The representations and warranties made by the Purchaser in Section 6.1 hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) with the same force and effect as if they had been made on and as of said date.

2.2.5. Performance of Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

2.2.6. No Injunction. No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by the Purchaser of the Forward Purchase Securities.

2.2.7. Additional Conditions. All other conditions to the issuance and sale of the Forward Purchase Securities under this Agreement as may be specified by the Company in the FPA Offering Notice or pursuant to the terms of a Subscription Agreement, as applicable, shall have been satisfied.

2.3. Conditions to the Purchaser’s Closing Obligations. The obligation of the Purchaser to purchase Forward Purchase Securities at the Closing under this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which, to the extent permitted by applicable law, may be waived by the Purchaser:

2.3.1. Confirmation and Purchaser Joinders. The Purchaser shall have delivered to the Company the Confirmation, duly executed by the Purchaser.

2.3.2. Board Approval of Business Combination. The Business Combination shall have been approved by a majority of the members, and a majority of the independent directors, of the board of directors of the Company (the “Board”).

2.3.3. Business Combination Closing. The Business Combination shall be consummated substantially concurrently with the purchase of the Forward Purchase Securities.

2.3.4. Blue Sky. The Company shall have obtained all necessary “blue sky” law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Forward Purchase Securities.

2.3.5. Representations and Warranties Correct. The representations and warranties made by the Company in Section 6.2 hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) with the same force and effect as if they had been made on and as of said date.

2.3.6. Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

2.3.7. No Injunction. No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by the Purchaser of the Forward Purchase Securities.

2.3.8. Additional Conditions. All other conditions to the purchase of the Forward Purchase Securities under this Agreement as may be specified by the Company in the FPA Offering Notice or pursuant to the terms of a Subscription Agreement, as applicable, shall have been satisfied.

3. Restrictions on Transfer; Registration Rights.

3.1. Securities Law Restrictions. The Forward Purchase Securities are being offered and sold pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and can be offered, sold or transferred only pursuant to registration under the Securities Act or an available exemption from registration under the Securities Act. The Purchaser hereby agrees not to offer, sell, or transfer all or any part of the Forward Purchase Securities unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to such Forward Purchase Securities proposed to be transferred shall then be effective or (b) the Company has received an opinion of counsel for the Company that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the SEC thereunder and under all applicable state securities laws. All certificates representing Forward Purchase Securities shall have endorsed thereon a legend substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.”

3.2. Registration Rights. The Company hereby confirms and agrees that the Purchaser and any subsequent holder of any Forward Purchase Securities sold and purchased hereunder will be entitled to registration rights with respect to such Forward Purchase Securities on substantially the same terms, if any, offered to any purchaser in the PIPE Transaction (an “Other PIPE Investor”) who purchases a number of shares in the PIPE Transaction equal to or less than the number of Forward Purchase Securities purchased by the Purchaser hereunder (the “Registration Rights Agreement”), provided that the Purchaser enters into any transfer or lock-up agreement executed by any Other PIPE Investor who purchases a number of shares in the PIPE Transaction equal to or less than the number of Forward Purchase Securities purchased by the Purchaser hereunder.

3.3. No Short Sales. The Purchaser hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will engage in any Short Sales with respect to securities of the Company prior to the Business Combination closing. For purposes of this Section 3.3, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing Section 3.3, nothing shall restrict the Purchaser or its affiliates from engaging in any Short Sales with respect to securities of the Company in the ordinary course of its public markets investment and trading activities, provided that such activities are conducted by employees, officers, directors, agents or consultants of the Purchaser or its affiliates that: (a) are effectively walled off by appropriate “ethical wall” information barriers in accordance with the Purchaser’s internal policies, procedures and guidelines, or (b) are not on the deal team of the Purchaser involved with this Agreement and (i) have not had and will not have access to any non-public information concerning the Company, and (ii) have not been and will not be given advice with respect to transacting in securities of the Company by any person on the deal team of the Purchaser involved with this Agreement.

4. Additional Agreements and Acknowledgements.

4.1. No Vote on Business Combination. The Purchaser acknowledges and agrees that if the Company seeks stockholder approval of a proposed Business Combination, the Forward Purchase Securities shall not be issued and outstanding as of the record date for any stockholder meeting at which such vote shall be held and, as such, none of the Forward Purchase Securities shall be entitled to vote at any such meeting on the Business Combination or any other matter on which a vote is held thereat.

4.2. No Rights to Redemption or Liquidating Distributions. The Purchaser acknowledges and agrees that the issuance and sale of the Forward Purchase Securities to the Purchaser, if any, is pursuant to a private placement of such securities and not pursuant to the IPO (and as such, no Forward Purchase Securities constitute “Offering Shares” as defined in the Certificate of Incorporation), and is conditioned upon the substantially concurrent closing of a Business Combination. As such, the Purchaser further acknowledges and agrees that (a) neither the Purchaser nor any other holder of any Forward Purchase Securities is entitled to participate with respect to any Forward Purchase Securities in any tender offer conducted by the Company in connection with any Business Combination, (b) neither the Purchaser nor any other holder of any Forward Purchase Securities is entitled to elect to have any such Forward Purchase Securities converted into or redeemed for cash in connection with any Business Combination or any amendment of the Certificate of Incorporation, and (c) neither the Purchaser nor any other holder of any Forward Purchase Securities is entitled to participate with respect to any Forward Purchase Securities in any liquidating distributions from the Trust Account.

4.3. Waiver of Claims Against Trust. The Purchaser hereby acknowledges that it is aware that the Company has established the Trust Account for the benefit of the Company’s public stockholders upon the IPO Closing. The Purchaser hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, except for redemption and liquidation rights, if any, that the Purchaser may have in respect of any Public Shares that may be held by the Purchaser from time to time. The Purchaser hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, that the Purchaser may have in respect of any Public Shares held by the Purchaser from time to time. In the event the Purchaser has any Claim against the Company under this Agreement, the Purchaser shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account.

4.4. Disclosure. The Purchaser hereby acknowledges and consents to the disclosure by the Company of the existence and terms of this Agreement, including without limitation in any confidential or public filing made with the SEC, and the inclusion of a copy of this Agreement as an exhibit to any such filing. The Company shall (a) within four (4) business days following the IPO Closing, file with the SEC a Current Report on Form 8-K, disclosing the entry into this Agreement and attaching a copy of this Agreement as an Exhibit thereto, unless previously filed with the SEC, and (b) within one (1) business day following the later of the execution and delivery of a Confirmation hereunder, or the entry into one or more Subscription Agreements as may be required by the Company pursuant hereto, issue one or more press releases or file with the SEC a Current Report on Form 8-K disclosing all material terms of the transactions contemplated hereby, the Business Combination and any other material, nonpublic information that the Company has provided to the Purchaser at any time prior to such filing.

5. Termination.

5.1. This Agreement may be terminated between the Company and the Purchaser at any time prior to the Closing by mutual written consent of the Company and the Purchaser, and shall terminate automatically without further action by any party if, prior to the Closing:

5.1.1. A Business Combination is consummated by the Company without the issuance and sale by the Company of equity securities through a PIPE Transaction in connection with such Business Combination;

5.1.2. The Purchaser does not deliver to the Company a Confirmation within the time specified hereby following delivery of an FPA Offering Notice by the Company to the Purchaser;

5.1.3. The Company does not consummate a Business Combination on or prior to the date that is 24 months following the IPO Closing, or the Purchaser is otherwise liquidated or dissolved;

5.1.4. The Purchaser or the Company becomes subject to any voluntary or involuntary petition under the United States federal bankruptcy laws or any state insolvency law, in each case which is not withdrawn within sixty (60) days after being filed, or a receiver, fiscal agent or similar officer is appointed by a court for business or property of such party, in each case which is not removed, withdrawn or terminated within sixty (60) days after such appointment.

5.2. In the event of any termination of this Agreement pursuant to this Section 5, any amount of the Purchase Price paid by the Purchaser prior to such termination shall be promptly returned to the Purchaser (without interest), and thereafter this Agreement shall forthwith become null and void and have no effect, without any liability on the part of any party and all rights and obligations of each party shall cease; provided, however, that nothing contained in this Section 5 shall relieve any party from liabilities or damages arising out of any fraud or willful breach by such party prior to such termination of any of its representations, warranties, covenants or agreements contained in this Agreement.

6. Representations and Warranties.

6.1. Representations and Warranties of Purchaser. Except for the specific representations and warranties contained in this Section 6.1 and in any Subscription Agreement, if any, as may be delivered pursuant hereto, none of the Purchaser or any person acting on behalf of the Purchaser or any affiliate of the Purchaser (the “Purchaser Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Purchaser or this offering, and the Purchaser Parties disclaim any such representation or warranty. The Purchaser hereby represents and warrants to the Company as follows:

6.1.1. Organization and Authority. The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. All entity action on the part of the Purchaser necessary for the authorization, execution, delivery, and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby has been taken. This Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

6.1.2. No Conflicts or Consents. The execution and delivery of this Agreement by the Purchaser, and the performance of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby do not violate, conflict with or constitute a default under (a) the organizational documents of the Purchaser, (b) any agreement, indenture or instrument to which the Purchaser is a party, (c) any law, statute, rule or regulation to which the Purchaser is subject, or (d) any agreement, order, judgment or decree to which the Purchaser is subject. No governmental, administrative or other third-party consents or approvals are required, necessary or appropriate on the part of the Purchaser in connection with the transactions contemplated by this Agreement.

6.1.3. No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting the Purchaser which (a) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (b) question the validity or legality of any of such transactions or seek to recover damages or to obtain other relief in connection with any such transactions.

6.1.4. Adequacy of Funds. At the time of the Closing, the Purchaser will have available to it sufficient funds to satisfy its obligations under this Agreement.

6.1.5. No Brokers. No broker, finder or similar intermediary has acted for or on behalf of the Purchaser or any of its respective affiliates in connection with this Agreement or the transactions contemplated hereby and no broker, finder, agent or similar intermediary is entitled to any broker’s, finder’s or similar fee or other commission in connection therewith.

6.1.6. Experience, Financial Capability and Suitability. The Purchaser is: (a) sophisticated in financial and tax matters and is able to evaluate the risks and benefits of the investment in the Forward Purchase Securities and (b) able to bear the economic and tax risk of its investment in the Forward Purchase Securities for an indefinite period of time because the Forward Purchase Securities have not been registered under the Securities Act and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser must bear the economic and tax risk of this investment until the Forward Purchase Securities are sold pursuant to an effective registration statement under the Securities Act or an exemption from such registration available with respect to such sale. The Purchaser is able to bear the economic and tax risks of an investment in the Forward Purchase Securities and to afford a complete loss of the Purchaser’s investment in the Forward Purchase Securities.

6.1.7. Access to Information; Independent Investigation. Prior to the execution of this Agreement by the Purchaser, the Purchaser has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. In determining whether to make this investment, the Purchaser has relied solely on the Purchaser’s own knowledge and understanding of the Company and its business based upon the Purchaser’s own due diligence investigation and the information furnished pursuant to this paragraph.

6.1.8. Accredited Investor. The Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act and acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption applicable to “accredited investors” or similar exemptions under federal and state law.

6.1.9. Investment Purposes. The Purchaser is purchasing the Forward Purchase Securities solely for investment purposes and not with a view towards the further distribution or dissemination thereof. The Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.

6.1.10. Certain Acknowledgments. The Purchaser understands that (a) no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Forward Purchase Securities; (b) no public market now exists for the Forward Purchase Securities, and the Company has made no assurances that a public market will ever exist for the Forward Purchase Securities; and (c) its agreement to purchase the Forward Purchase Securities involves a high degree of risk which could cause the Purchaser to lose all or part of its investment.

6.1.11. Restrictions on Transfer; Shell Company. The Purchaser understands that (A) the Forward Purchase Securities are being offered in a transaction not involving a public offering within the meaning of the Securities Act, (B) the Forward Purchase Securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act and any certificates representing the Forward Purchase Securities will contain a legend in respect of such restrictions, (C) the Forward Purchase Securities can be offered, sold or transferred only pursuant to registration under the Securities Act or an available exemption from such registration, and as a condition precedent to any such transfer, the Purchaser may be required to deliver to the Company an opinion of counsel satisfactory to the Company, and (D) because the Company is a shell company, Rule 144 may not be available to the Purchaser for the resale of the Forward Purchase Securities until one (1) year following the filing of a Form 8-K announcing the consummation of the Business Combination.

6.1.12. Residence. The Purchaser’s principal place of business is the office or offices located at the address of the Purchaser set forth on the signature page to this Agreement executed by the Purchaser.

6.1.13. Affiliation of Certain FINRA Members. The Purchaser is neither a person associated nor affiliated with any underwriter of the IPO or, to its actual knowledge, any other member of the Financial Industry Regulatory Authority (“FINRA”) that participated in the IPO.

6.1.14. Non-Reliance. Except for the specific representations and warranties expressly made by the Company in Section 6.2 of this Agreement and in any Subscription Agreement, if any, as may be delivered pursuant hereto, the Purchaser has not relied and is not relying upon any other representations or warranties that may have been made by any of the Company Parties (defined below) in connection with the transactions contemplated by this Agreement.

6.2. Representations and Warranties of the Company. Except for the specific representations and warranties contained in this Section 6.2 and in any Subscription Agreement, if any, as may be delivered pursuant hereto, none of the Company, any person on behalf of the Company or any of the Company’s other affiliates (collectively, the “Company Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company, this offering, the IPO or a potential Business Combination, and the Company Parties disclaim any such representation or warranty. The Company hereby represents and warrants to the Purchaser and agrees with the Purchaser as follows:

6.2.1. Organization and Authority. The Company is duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. All entity action on the part of the Company necessary for the authorization, execution, delivery, and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby has been taken. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

6.2.2. No Conflicts or Consents. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (a) the organizational documents of the Company, (b) any agreement, indenture or instrument to which the Company is a party, (c) any law, statute, rule or regulation to which the Company is subject, or (d) any agreement, order, judgment or decree to which the Company is subject. Assuming the accuracy of the representations and warranties made by the Purchaser in this Agreement, no governmental, administrative or other third-party consents or approvals are required, necessary or appropriate on the part of the Company in connection with the transactions contemplated by this Agreement, other than such state “blue sky,” FINRA and New York Stock Exchange consents and approvals as may be required.

6.2.3. No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting the Company which (a) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (b) question the validity or legality of any such transactions or seek to recover damages or to obtain other relief in connection with any such transactions.

6.2.4. Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Forward Purchase Securities will be duly and validly issued, fully paid and non-assessable, as applicable. Upon issuance in accordance with, and payment by or on behalf of the Purchaser pursuant to, the terms hereof, the Purchaser will have or receive good title to such Forward Purchase Securities, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions under federal and state securities laws, and (b) liens, claims or encumbrances imposed due to the actions of the Purchaser.

6.2.5. No General Solicitation. No form of general solicitation or general advertising within the meaning of Regulation D of the Securities Act was used by the Company or any of its representatives in connection with the offer and sale of the Forward Purchase Securities.

6.2.6. No Disqualifying Event. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii-iv) or (d)(3), is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

6.2.7. No Brokers. No broker, finder or similar intermediary has acted for or on behalf of the Company or any of its respective affiliates in connection with this Agreement or the transactions contemplated hereby and no broker, finder, agent or similar intermediary is entitled to any broker’s, finder’s or similar fee or other commission in connection therewith.

6.2.8. Non-Reliance. Except for the specific representations and warranties expressly made by the Purchaser in Section 6.1 and in any Subscription Agreement, if any, as may be delivered pursuant hereto, the Company has not relied and is not relying upon any other representations or warranties that may have been made by any of the Purchaser Parties in connection with the transactions contemplated by this Agreement.

7. General.

7.1. Further Assurances. Each party agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

7.2. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications to the Purchaser shall be sent to the Purchaser at the address set forth on the signature page to this Agreement or to such other address as the Purchaser may specify by written notice to the Company; and all communications to the Company shall be sent to the following address or to such other address as the Company may specify by written notice to the Purchaser:

EG Acquisition Corp.

375 Park Avenue, 24th Floor

New York, NY 10152

Attn: Gregg S. Hymowitz

with a copy to the Company’s counsel at:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Attn: Steven A. Seidman; William H. Gump; Sean M. Ewen

7.3. Entire Agreement. This Agreement, together with the Registration Rights Agreement (if any) and any other agreements that are delivered pursuant hereto or referenced herein, constitute the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

7.4. Amendments; Waivers. The terms and provisions of this Agreement as to the Purchaser may be modified or amended only by written agreement by the Company and the Purchaser. The terms and provisions of this Agreement may be waived only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, and any such waiver shall be effective only in the specific instance and for the purpose for which it was given and shall not constitute a continuing waiver.

7.5. Assignment. The rights and obligations under this Agreement may not be assigned by any of the parties hereto without the prior written consent of the other party, except as expressly provided herein.

7.6. No Third-Party Beneficiaries. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

7.7. Governing Law; Jurisdiction. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof. Each party hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, irrevocably submits to such jurisdiction, and waives any objection that such courts represent an inconvenient forum.

7.8. Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

7.9. No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between any parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

7.10. Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of any of the parties.

7.11. Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

7.12. Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first set forth above.

COMPANY:

EG ACQUISITION CORP.

By:	/s/ Gregg Hymowitz
Name: Gregg Hymowitz
Title: Chief Executive Officer

[Signature Page to Forward Purchase Agreement]

PURCHASER:

Riverview Group LLC
By: Integrated Holding Group LP, its Managing Member
By: Millennium Management LLC, its General Partner

By:	/s/ Mark Meskin
Name: Mark Meskin
Title: Chief Trading Officer
Address for Notices: 399 Park Ave, New York, NY 10022

[Signature Page to Forward Purchase Agreement]